BUSINESS LOAN AGREEMENT (ASSET BASED)

Borrower:	ADDVANTAGE TECHNOLOGIES GROUP INC (TIN: 73-1351610), ADDVANTAGE TRITON LLC (TIN:
81-3651007), NAVE COMMUNICATIONS COMPANY (TIN: 52-2182495) and ADDVANTAGE ACQUISITION CORP (TIN: 46-4862341)
1221 E HOUSTON
BROKEN ARROW, OK 74012
Lender:   Valley National Bank
Yale Location
P. 0. Box 54639
Tulsa, OK 74155

THIS BUSINESS LOAN AGREEMENT (ASSET BASED) dated December 17, 2018, is made and executed between  ADDVANTAGE TECHNOLOGIES GROUP INC, ADDVANTAGE TRITON LLC, NAVE COMMUNICATIONS COMPANY and ADDVANTAGE ACQUISITION CORP
("Borrower") and Valley National Bank ("Lender"} on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; {B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.
TERM. This Agreement shall be effective as of December 17, 2018, and shall continue in full force and effect until such time as arr of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until' such time as the parties may agree in writing to terminate this Agreement.

ADVANCE AUTHORITY. The following person or persons are authorized, except as provided in  this  paragraph,  to  request  advances  and authorize payments  under the  line of  credit  until Lender receives  from Borrower,  at Lender's  address  shown above, written notice of  revocation of such authority: JOSEPH E HART, President of ADDVANTAGE TECHNOLOGIES GROUP INC; SCOTT A FRANCIS, Vice President/CFO/Secretary  of  ADDVANTAGE  TECHNOLOGIES  GROUP INC; JOSEPH  E HART, President  of  ADDVANTAGE TECHNOLOGIES GROUP INC, Manager of ADDVANTAGE TRITON LLC; SCOTT A FRANCIS, Vice President/CFO/Secretary of ADDVANTAGE TECHNOLOGIES GROUP  INC, Manager  of  ADDVANTAGE  TRITON  LLC;  JOSEPH  E  HART,  President  of  NAVE  COMMUNICATIONS COMPANY;  SCOTT A FRANCIS, Vice  President/CFO/Treasurer/Secretary of  NAVE  COMMUNICATIONS COMPANY;  JOSEPH  E HART,  President  of ADDVANTAGE
ACQUISITION CORP; and SCOTT A FRANCIS, Vice President/CFO/Treasurer/Secretary of ADDVANTAGE ACQUISITION CORP. along with a monthly Borrowing Base and Loan Officer's approval.
LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:
Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender.
(1)	Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.
(2)	Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.
(3)	The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.
(4)	All guaranties required by Lender for the credit facility(ies) shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.
(5)	Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.·
(6)	Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

(7)
There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certiiicate ca!!ed for in the paragraph below titled "Compliance   Certificate."

Making Loan Advances. Advances under this credit facility, as well as directions for payment from Borrower's  accounts, may be  requested orally or in writing by authorized persons. Lender may, but  need  not, require that  all oral requests be confirmed  in  writing.  Each Advance shall be conclusively deemed to have been made at the request of  and for  the  benefit  of  Borrower  (1)  when  credited  to  any deposit account of Borrower maintained with Lender or (2)  when advanced in  accordance  with the instructions  of  an authorized person.  Lender,  at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the  next succeeding  Business Day. Under no circumstances shall Lender be required to make any Advance in an amount less than $1,000.00.
Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of a!! Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.
Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively  binding  on  Borrower  unless  Borrower  notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.
COLLATERAL. To secure payment of the Primary Credit Facility and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products  of  the  Collateral,  including  without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender.
Perfection of Security Interests. Borrower agrees to execute all documents  perfecting  Lender's  Security  Interest  and  to  take  whatever actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the  documents  evidencing or  constituting the  Collateral,  and Borrower will note Lender's interest  upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by  applicable  law, and Lender will file such financing statements and all such similar statements in the appropriate location  or  locations.  Borrower  hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to  perfect  or  to  continue  any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement.  Borrower  will  reimburse  Lender  for  all  expenses  for  the perfection, termination, and the continuation of the perfection of Lender's security interest in  the  Collateral.  Borrower  promptly  will notify Lender before any change in Borrower's name including any  change to  the  assumed business names  of  Borrower.  Borrower also promptly will notify Lender before any change in Borrower's Social Security Number or Employer  Identification Number.  Borrower further  agrees  to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.
Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. Records related to Accounts (Receivables) are or will be located at customers principal place of business. With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Inventory and records itemizing and describing the kind, type, quality, and quantity of Inventory, Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. Records related to Inventory are or will be located at customers principal place of business. The above is an accurate and complete list of

BUSINESS LOAN AGREEMENT (ASSET BASED)
(Continued)

Loan No: 18172001
                                                                                                Page 2

all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.
Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower  shall  execute. and  deliver  to  Lender schedules of Accounts and lnventory and schedules of Eligible Accounts and Eligible Inventory in form and substance satisfactory to  the  Lender. Thereafter supplemental schedules shall be delivered according to the following schedule: With  respect to  Eligible  Accounts, schedules shall be delivered within 30 days of month end. With respect to Eligible Inventory, schedules shall be delivered within 30 days of month end.
Representations and Warranties Concerning Accounts. With respect  to  the  Accounts,  Borrower  represents  and warrants  to  Lender:  (1) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to  the  requirements  of  the definition of an Eligible Account; {2) All Account information listed on schedules delivered to Lender will be true and correct, subject  to immaterial variance; and (3) Lender, its assigns,  or agents  shall have the  right at any time and at  Borrower's expense to  inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.
Representations and Warranties Concerning Inventory. With respect to the Inventory, Borrower represents and warrants to Lender: (1) Al! Inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (2) All Inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance;
{3) The value of the Inventory will be determined on a consistent accounting basis;  {4)  Except  as agreed  to  the  contrary  by  Lender  in writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be held by others on consignment, sa!e on approval, or sale or return; (5) Except as reflected in  the  Inventory  schedules  delivered  to  Lender,  all  Eligible Inventory is now and  at  all times  hereafter  will be of good and merchantable  quality,  free from defects;  {6)  Eligible  Inventory  is  not  now and will not at any lime hereafter be stored with a bailee, warehouseman, or  similar  party  without  Lender's  prior  written  consent,  and,  in such event, Borrower will concurrently at  the  time of bailment  cause any  such  bailee, warehouseman,  or  similar  party to  issue  and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender name evidencing the  storage  of  Inventory;  and  (7)  Lender,  its assigns, or agents shall have the  right at any time  and at  Borrower's expense  to  inspect and examine  the  Inventory and to  check and test the same as to quality, quantity, value, and condition.
MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically stated to the contrary, the word "Borrower" as used in  this Agreement,  including without limitation all representations, warranties and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E} determine how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; ([) settle or compromise any indebtedness; and (J)  subordinate the payment of all or any part of any of Borrower's indebtedness to Lender to the payment of any liabilities which may be due Lender or others.
REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at a!! times any Indebtedness exists:
Organization. ADDVANTAGE TECHNOLOGIES GROUP INC is a corporation for profit which is, and at  all times shall be,  duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. ADDVANTAGE TECHNOLOGIES GROUP INC is duly authorized to transact business in the State of Oklahoma and all other states in which ADDVANTAGE TECHNOLOGIES GROUP INC is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which ADDVANTAGE TECHNOLOGIES GROUP INC is doing business. Specifically, ADDVANTAGE TECHNOLOGIES GROUP !NC is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a  material  adverse  effect  on its  business  or financial condition. ADDVANTAGE TECHNOLOGIES GROUP !NC has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to  engage.  ADDVANTAGE TECHNOLOGIES  GROUP INC maintains  an  office at 1221 E HOUSTON, BROKEN ARROW, OK  74012.  Unless ADDVANTAGE TECHNOLOGIES GROUP INC has designated otherwise in writing, the principal office is the office at which ADDVANTAGE TECHNOLOGIES GROUP INC keeps its books and records including its records concerning the Collateral. ADDVANTAGE TECHNOLOGIES GROUP INC will notify Lender prior to any change in the location of ADDVANTAGE TECHNOLOGIES GROUP INC's state of organization or any change in ADDVANTAGE TECHNOLOGIES GROUP INC's name. ADDVANTAGE TECHNOLOGIES GROUP INC shall do all things necessary to preserve and to keep  in  full force  and effect its  existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi--governmental authority or court applicable to ADDVANTAGE TECHNOLOGIES GROUP INC and ADDVANTAGE TECHNOLOGIES GROUP INC's business activities.
ADDVANTAGE TRITON LLC is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by  virtue of  the laws of the State of  Oklahoma.  ADDVANTAGE TRITON  LLC is  duly authorized  to  transact business in all other states in which ADDVANTAGE TRITON LLC is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which ADDVANTAGE TRITON LLC is doing business. Specifically, ADDVANTAGE TRITON  LLC is,  and  at  all times shall be, duly qualified as a foreign limited liability company in all states in which  the  failure  to  so  qualify  would have  a  material adverse effect on its business or financial condition. ADDVANTAGE  TRITON LLC has the  full power and authority to  own  its  properties  and to transact the business in which it  is presently engaged  or  presently proposes to  engage.  ADDVANTAGE  TRITON LLC maintains an office at 1221 E HOUSTON, BROKEN ARROW, OK 74012. Unless ADDVANTAGE  TRITON  LLC  has  designated  otherwise  in  writing,  the principal office is the office at which ADDVANTAGE TRITON LLC keeps its books  and  records  including  its  records  concerning  the Collateral. ADDVANTAGE TRITON LLC will notify Lender prior to any change in the location of ADDVANTAGE TRITON LLC's state of organization or any change in ADDVANTAGE TRITON LLC's name.  ADDVANTAGE  TRITON LLC shall do a!! things necessary to  preserve and to keep in full force and effect its existence, rights and  privileges,  and  shall  comply  with all regulations,  rules, ordinances,  statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to ADDVANTAGE TRITON LLC and ADDVANTAGE TRITON LLC's business activities.
NAVE COMMUNICATIONS COMPANY is a corporation for profit which is, and at all times shall be,  duly organized,  validly existing,  and in good standing under and by virtue of the laws of the State of  Maryland.  NAVE  COMMUNICATIONS COMPANY  is  duly  authorized  to transact business in the State of Oklahoma and all other states in which NAVE COMMUN!CATIONS COMPANY is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which NAVE COMMUNICATIONS COMPANY is doing business. Specifically, NAVE COMMUNICATIONS COMPANY is, and at all times  shall be,  duly  qualified  as a  foreign  corporation  in  all states in which the failure to so qualify would have a material adverse effect on  its  business  or  financial  condition.  NAVE COMMUNICATIONS COMPANY has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. NAVE COMMUNICATIONS COMPANY maintains an office at 1009  SIMSBURY  COURT, CROFTON, MD  21114.  Unless NAVE COMMUNICATIONS COMPANY  has designated  otherwise in  writing, the principal office is the  office at which NAVE COMMUNICATIONS COMPANY keeps its books and records including its records concerning the Collateral. NAVE COMMUNICATIONS COMPANY will notify Lender prior to any change in the location of NAVE COMMUNICATIONS COMPANY's state of organization or any change in NAVE COMMUNICATIONS COMPANY's name. NAVE COMMUNICATIONS COMPANY shall do all things necessary to preseive and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to  NAVE COMMUNICATIONS COMPANY and NAVE COMMUNICATIONS COMPANY's business activities.
ADDVANTAGE ACQUISITION CORP is a corporation for profit which is, and at  all times shall  be,  duly organized,  validly  existing,  and in good standing under and by virtue of the laws of the State of Oklahoma. ADDVANTAGE ACQUISITION CORP is duly authorized to transact business in al! other states in which ADDVANTAGE ACQUISITION CORP is doing business, having obtained all necessary  filings, governmental licenses and approvals for each state in which ADDVANTAGE ACQUISITION CORP is doing business. Specifically, ADDVANTAGE ACQUISITJON CORP is, and at all times shall be,  duly qualified  as a  foreign  corporation in  all states in  which the failure to so qualify would have a material adverse effect on its business or financial  condition.  ADDVANTAGE  ACQUISITION  CORP  has the  full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. ADDVANTAGE ACQUISITION  CORP  maintains  an office at  1009  SIMSBURY  COURT, CROFTON,  MD    21114.   Unless ADDVANTAGE
ACQUISITION CORP has designated otherwise in writing, the principal office is the office at which ADDVANTAGE  ACQUISITION  CORP  keeps its books and records including its records concerning the  Collateral.  ADDVANTAGE  ACQUISITION  CORP will notify Lender prior to any change in the location of ADDVANTAGE ACQUISITION CORP's state of organization or any change in ADDVANTAGE ACQUISITION CORP's name. ADDVANTAGE ACQUISITION CORP shall do all things necessary to preseive and to keep in  full  force  and  effect  its existence, rights and privileges, and shall comply with all regulations,  rules,  ordinances,  statutes,  orders  and decrees  of  any  governmental or  quasi-governmental  authority  or  court applicable  to  ADDVANTAGE  ACQUISITION  CORP  and  ADDVANTAGE  ACQUISITION CORP's

BUSINESS LOAN AGREEMENT (ASSET BASED)
(Continued)

Loan No: 18172001
                                                                                                Page 3

business activities.
Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating  to  all assumed business names used by Borrower. Excluding the name of  Borrower, the following is a complete  list of all assumed business names under which  Borrower  does business: None.
Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) Borrower's articles of organization or membership agreements, or (c} any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.
Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.
Legal Effect·. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in  accordance  with their respective terms.
Properties. Except as contemplated by this Agreement or  as previously  disclosed in Borrower's  financial statements  or in writing to  Lender and as accepted by  Lender, and except  for  property tax  liens for taxes  not  presently due and payable, Borrower  owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or  financing  statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.
Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2} Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in  the  event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.
Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged  by  Lender  in  writing.
Taxes. To the best of Borrower's knowledge,  all of  Borrower's  tax  returns  and reports that  are or  were required  to  be  filed,  have  been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.
Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.
Binding Effect. This Agreement, the Note, all Security Agreements (if any}, and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.
AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so !ong as this Agreement remains in effect, Borrower will:
Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and al! threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.
Financial Records. Maintain its books and records in accordance with GMP, applied on a consistent basisi and permit Lender to examine and audit Borrower's books and records at all reasonable times.
Financial Statements. Furnish Lender with the following:
Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, compiled by a certified public accountant satisfactory to Lender.
Interim Statements. As soon as available, but in no event later than 45 days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.
All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.
Additional Information. Furnish such additional information and statements, as Lender may request from time to time.
Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may.require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offereda security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.
Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2)  the risks insured;  (3)  the amount of the policy; (4) the properties insured; (5} the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. ln addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.
Other Agreements. Comply with a!! terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.
Loan Proceeds. Use all Loan proceeds solely for the following specific purposes: For business purposes only.
Taxes, Charges and Liens. Pay and discharge when due a!! of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of  every kind  and nature,  imposed upon Borrower  or  its  properties,  income,  or  profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge,

BUSINESS LOAN AGREEMENT (ASSET BASED)
(Continued)

Loan No: 18172001
                                                                                                Page 4
levy, lien or claim so long as (1) the  legality  of  the  same shall  be contested  in good faith  by appropriate  proceedings, and  (2)  Borrower shall have established on Borrower's  books adequate reserves with respect  to  such contested assessment,  tax,  charge,  levy, lien, or  claim in accordance with GAAP.
Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between  Borrower  and  Lender.  Borrower  shall  notify  Lender  immediately  in writing of any default in connection with any agreement.
Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.
Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.
Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect,  of  all  governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation,  the  Americans  With  Disabllities  Act.  Borrower  may  contest  in  good faith any  such law,  ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.
Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records} in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.
Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30} days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication· from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.
Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.
LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to} take any action that Lender deems appropriate, including but not limited to discharging'or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note or at the highest rate authorized by law, from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B} be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or  (C)  be treated as a balloon payment which will be due and payable at the Note's maturity. If Lender is required by !aw to give Borrower notice before or after Lender makes an expenditure, Borrower agrees that notice sent by regular mail at least five (5} days before the expenditure is made or notice delivered two (2} days before the expenditure is made is sufficient, and that notice within sixty (60) days after the expenditure is made is reasonable.
NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender.
Indebtedness and Liens. (1)  Except for  trade debt incurred in the  normal course of  business and indebtedness to  Lender contemplated  by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2)  sell, transfer,  mortgage,  assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3)  sell with  recourse any of Borrower's accounts, except to Lender.
Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
(2)
cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3} pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

Loans, Acquisitions and Guaranties. (1} Loan, invest in or advance money or assets to any other person, enterprise or entity,  (2} purchase, create or acquire any interest in any other enterprise or entity, or {3) incur any obligation as surety or guarantor other than in  the ordinary course of business.
Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.
CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement  or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is  in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or  any Guarantor  has  with Lender;  (B)  Borrower  or  any Guarantor dies, becomes  incompetent  or  becomes  insolvent, files a petition in bankruptcy  or  similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial  condition,  in  the  financial  condition  of  any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default sha!I have occurred.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.
DEFAULT. Each of the following shall constitute an Event of Default under this Agreement: Payment Default. Borrower fails to make any payment when due under the Loan.
Other Defaults. Borrower fails to  comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
Default in Favor of Third Parties. Borrower or any Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any
Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this

BUSINESS LOAN AGREEMENT (ASSET BASED)
(Continued)

Loan No: 18172001
                                                                                                Page 5

Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or  the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien} at any time and for any reason.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by  any  governmental  agency  against any collateral  securing  the  Loan. This includes a garnishment of  any of  Borrower's  accounts,  including  deposit accounts,  with Lender.  However, this Event  of  Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its  sole  discretion,  as  being  an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect  to  any  Guarantor  of  any  of  the  Indebtedness  or  any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.
Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.
Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.
Insecurity. Lender in good faith believes itself insecure.
Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not  been given a notice of a similar default within the preceding twelve  (12)  months,  it  may  be cured if  Borrower or  Granter,  as the  case may  be, after Lender sends written notice to Borrower or  Granter, as the  case may  be, demanding  cure of  such default:  (1)  cure the  default within ten (10) days; or (2) if the cure requires more than ten  (10)  days,  immediately  initiate  steps  which  Lender  deems  in  Lender's  sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, arr commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. ln addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity,  or otherwise.  Except  as may be prohibited  by applicable  law, all of  Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender  to  pursue any remedy  shall  not exclude pursuit of any other remedy, and an election to make expenditures or to take action to  perform  an obligation  of  Borrower or  of  any  Granter shall not affect Lender's right to declare a default and to exercise its rights and remedies.
NON-USE FEE. Quarterly non-use fee of 25 basis points.

DEPOSITS AND TREASURY SERVICES REQUIREMENT. Deposits and Treasury services are required, however a ninety (90) day grace period is allowed.

LANDLORD WAIVER. A Landlord Waiver will be obtained from Palco Telecom, allowing Valley National Bank access to secure collateral, if needed.
FIXED CHARGE COVERAGE RATIO REQUIREMENT. A fixed charge coverage ratio of 1.25:1 is required and will be tested  annuplly.  Fixed  Charge Coverage Ratio to be defined as follows; EB!TDA plus capital contributions, plus non-cash expenses, plus one-time expenses, less total distributions, divided by principal and interest payments on all outstanding debt, plus capital expenditures(CAPEX}. FCCR is to be calculated ona trailing 12 month basis.
ADDITIONAL INDEBTEDNESS REQUIREMENT. Any additional indebtedness requires approval from Valley National Bank..
COVENANT COMPLIANCE CERTIFICATE REQUIREMENT. Borrower will provide a Covenant Compliance Certificate, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments.  This Agreement,  together  with any Related Documents,  constitutes  the  entire understanding  and agreement  of  the  parties as to the matters set forth in this Agreement. Al!  prior  and  contemporaneous  representations and  discussions  concerning  such  matters either are included in this document  or  do not  constitute  an aspect of the  agreement  of  the  parties.  Except as may be specifically  set forth in this Agreement, no conditions precedent or subsequent, of any kind whatsoever, exist with respect to Borrower's obligations under this Agreement. No alteration of or amendment to this Agreement shall be effective unless given  in writing  and signed by  the  party or parties sought to be charged or bound by the alteration or amendment.
Attorneys' Fees; Expenses. Borrower agrees to  pay upon demand  a!! of  Lender's  costs  and expenses,  including Lender's attorneys' fees  and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement.  Costs  and  expenses  include  Lender's attorneys' fees and legal expenses whether or not there is .a lawsuit, including attorneys'  fees  and  legal  expenses  for  bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction). appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have a!! the rights granted under the participation agreement or agreements governing the sa!e of such participation interests. Borrower further waives a!! rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.
Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Oklahoma without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Oklahoma.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of TULSA County, State of Oklahoma.
Joint and Several Liability. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for a!! obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall  be  guaranteed  under  this Agreement.

No Waiver by Lender. Lender shaH not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of  dealing between Lender and Borrower, or between Lender and any Granter, sha!I constitute a waiver of any of Lender's rights or of any of

BUSINESS LOAN AGREEMENT (ASSET BASED)
(Continued)

Loan No: 18172001
                                                                                                Page 6

Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Notices. To the extent permitted by  applicable  law,  any notice required  to  be  given  under this  Agreement  shall  be given in  writing, and shall be effective when actually delivered,  when actually received by  telefacsimile  (unless  otheiwise required  by  law}, when deposited  with   a nationally recognized overnight courier, or, if mailed, _when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of  this Agreement.  Any  party may  change  its  address  for  notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender  infonned  at  all  times  of  Borrower's  current  address.  To  the  extent permitted by applicable !aw, if there is more than one  Borrower,  any  notice given by  Lender  to  any Borrower is  deemed  to  be notice given to all Borrowers.
Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.
Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.
Successors and Assigns. All covenants and agreements by or on behalf of  Borrower  contained  in  this  Agreement  or  any  Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns.  Borrower shall not, however, have the right to assign Borrower's rights  under  this  Agreement  or  any  interest  therein,  without  the  prior  written consent of Lender.
Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.
Time is of the Essence. Time is of the essence in the performance of this Agreement.
Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shal! have the meanings attributed to such terms in the. Unifonn Conimercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accountin'g principles as in effect on the date of this Agreement:
Account. The word "Account" means a trade account, account receivable, other receivable, or other right to payment  for  goods  sold  or services rendered owing to Borrower (or to a third party granter acceptable to Lender).
Account Debtor. The words "Account Debtor" mean the person or entity obligated upon an Account.
Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on  Borrower's  behalf under the terms and conditions of this Agreement.
Agreement. The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.
Borrower. The word "Borrower" means ADDVANTAGE TECHNOLOGIES GROUP INC, ADDVANTAGE TRITON LLC, NAVE
COMMUNICATIONS COMPANY and ADDVANTAGE ACQUISITION CORP and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Borrowing Base. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (1) $2,500,000.00  or (2) the sum of (a) 80.000% of the aggregate amount of Eligible Accounts (not to exceed in corresponding Loan amount based on Eligible Accounts $2,500,000.00), plus (b) 25.000% of the aggregate amount of Eligible Inventory.
Business Day. The words "Business Day" mean a day on which commercial banks are open in the State of Oklahoma.
Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.
Eligible Accounts. The words "Eligible Accounts" mean at any time, all of Borrower's Accounts which contain selling terms and conditions acceptab!e to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:
(1)	Accounts with respect to which the Account Debtor is member, employee or agent of Borrower.
(2)	Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with Borrower or its shareholders, officers, or directors.
(3)	Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.
(4)
Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender.

(5)	Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.
(6)	Accounts which are subject to dispute, counterclaim, or setoff.
(7)	Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.
(8)	Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.
(9)
Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

(10)	Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.
(11)
Accounts which have not been paid in full within 90 days from the invoice date. The entire balance of any Account of any single Account Debtor will be ineligible whenever the portion of the Account which has not been paid within 90 days from the invoice date is in excess of 5.000% of the total amount outstanding on the Account.

BUSINESS LOAN AGREEMENT (ASSET BASED)
(Continued)

Loan No: 18172001
                                                                                                Page 7
(12)	That portion of the Accounts of any single Account Debtor which exceeds 10.000% of all of Borrower's Accounts.
(13)	Borrowing Base is limited to eligible Accounts Receivable of subsidiaries, NAVE COMMUNICATIONS COMPANY AND
ADDVANTAGE TRITON, LLC.
Accounts Receivable for Addvantage Technologies Group Inc (cable division) are excluded from the Borrowing Base. Eligible Inventory. The words "Eligible Inventory" mean, at any time, all of Borrower's Inventory as defined below, except:
(1)	Inventory which is not owned by Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties.
(2)	Inventory which Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for further processing.

(3)	Work in progress.
(4)
Any inventory not owned by Addvantage Triton, LLC. The borrowing base allows for a 25% advance rate  of  the  total  eligible inventory of Addvantage Triton, LLC, with a pre-determined cap not to exceed 50% of AIR.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human hea!th or the environment, including without limitation the Comprehensive Environmental Response, CompenSation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. {"CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.,
the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.
Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.
Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement. GAAP. The word "GMP" means generally accepted accounting principles.
Granter. The word "Granter" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.
Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.
Guaranty. The word "Guaranty'' means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.
Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.
Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.
Inventory. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrower's custody or possession and al! returns on Accounts.
Lender. The word "Lender'' means Valley National Bank, its successors and assigns.
Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those !cans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.
Note.   The  word  "Note"  means  the  Note  dated  December  17,  2018  and  executed  by  ADDVANTAGE  TECHNOLOGIES  GROUP INC,
ADDVANTAGE TRITON LLC, NAVE COMMUNICATIONS COMPANY  and ADDVANTAGE ACQUISITION  CORP in  the principal amount of
$2,500,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.
Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender;
(2)
liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materia!men, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the  date of this Agreement,  have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Primary Credit Facility. The words "Primary Credit Facility" mean the credit facility described in the Line of Credit section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.
Security Agreement. The words "Security Agreement" mean and include without limitation any agreements,  promises,  covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.
Security Interest. The words "Security Interest" mean, without limitation. any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge,. crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's !ien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BUSINESS LOAN AGREEMENT (ASSET BASED)
(Continued)

Loan No: 18172001
                                                                                                Page 8

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS  LOAN  AGREEMENT  (ASSET  BASED)  AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED DECEMBER 17, 2018.

BORROWER:

   ADDVANTAGE TECHNOLOGIES GROUP INC

  By: /s/ Joseph E. Hart
    JOSEPH E. HART, President of ADDVANTAGE
     TECHNOLOGIES GROUP INC

   ADDVANTAGE TRITON LLC

   ADDVANTAGE TECHNOLOGIES GROUP INC, Manager of ADDVANTAGE TRITON LLC

   By: /s/ Joseph E. Hart
    JOSEPH E. HART, President of ADDVANTAGE
     TECHNOLOGIES GROUP INC

  NAVE COMMUNICATIONS COMPANY

   By: /s/ Joseph E. Hart
      JOSEPH E. HART, President of NAVE
     COMMUNICATIONS COMPANY

   ADDVANTAGE ACQUISITION CORP

   By: /s/ Joseph E. Hart
      JOSEPH E. HART, President of ADDVANTAGE
     ACQUISITION CORP

LENDER:

   VALLEY NATIONAL BANK

  By: /s/ Lauren Smith
     Lauren Smith, Vice President